                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

          SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 12, 1997, among DADE BEHRING HOLDINGS, INC. ("Holdings"), DADE INTERNATIONAL INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as Agent (the "Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :
                              -------------------



          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of May 7, 1996 and amended and restated as of April 29, 1997 (as amended, modified, restated or supplemented to the date hereof, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.
   ------------------------------

          1. Section 8.01 of the Credit Agreement is hereby amended by inserting at the end thereof the following new clause (d):

          "(d) Notwithstanding anything to the contrary contained in this Agreement, the Special Purpose VFP Subsidiary will not engage in any business other than acquiring instruments, accounts receivable related thereto and other accounts receivable related to consumable products and services of the Borrower and its Subsidiaries, and the related transactions pursuant to the Vendor Financing Program."

          2. Section 8.02(dd) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(dd) the Borrower and any of its Subsidiaries may (x) effect Seeded Instrument Sales in connection with its Vendor Financing Program and effect other transactions contemplated by the definition of Vendor Financing Program and (y) effect Seeded Instrument Transactions in connection with its Alternate Vendor Financing Program, so long as the aggregate outstanding amount of Capitalized Lease Obligations of the Borrower and its Subsidiaries under Seeded Instrument Transactions shall not exceed $27,000,000 at any time;".

          3. Section 8.02(gg) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(gg) the Behring Transaction may be effected on or after the First Amendment Effective Date so long as (i) same is effected in accordance with the terms of the Behring Transaction Documents, (ii) the aggregate consideration for such transaction (excluding fees and expenses and excluding post-closing purchase price adjustments) consists solely of Holdings Common Stock and warrants to purchase Holdings Common Stock, (iii) no Change of Control Event results from such transaction and (iv) no Default or Event of Default then exists or would result therefrom."

          4. Section 8.03(r) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(r) Liens on any interest of the Borrower or any of its Subsidiaries in the equipment subject to the Vendor Financing Program and Liens on accounts receivable and other current assets owned by the Special Purpose VFP Subsidiary, in each case securing the recourse obligations owing to a financial institution party to the Vendor Financing Program, so long as (x) such obligations are permitted under Section 8.04)(s) and (y) in the case of any Lien on any such accounts receivable and/or other current assets, the aggregate face amount of the accounts receivable and other current assets subject to such Lien does not exceed an amount equal to 120% of the outstanding recourse obligations permitted under Section 8.04(s)."

          5. Section 8.04 of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of clause (v) thereof, (b) deleting the period appearing at the end of clause (w) thereof and inserting "; and" in lieu thereof and (c) inserting at the end thereof the following new clause (x):

          "(x) Indebtedness of the Special Purpose VFP Subsidiary evidenced by the VFP Purchase Money Note."

          6. Section 8.06 of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of clause (x) thereof, (b) deleting the phrase "in addition to investments permitted by clauses (a) through (x) above" appearing in clause (y) thereof and inserting in lieu thereof the phrase "in addition to investments permitted by clauses (a) through (x) above and clause (z) below", (c) deleting the period appearing at the end of clause (y) thereof and inserting "; and" in lieu thereof and (d) inserting at the end thereof the following new clause (z):

          "(z) the Borrower and/or one or more of its Subsidiaries may hold one or more VFP Purchase Money Notes."

          7. Section 8.08 of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of clause (iv) of the first sentence thereof and (b) inserting at the end of such sentence the following:

     "and (vi) the transactions contemplated by the documents governing the Vendor Financing Program."

          8. Section 8.15 of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of clause (vii) thereof and inserting a comma in lieu thereof and (b) inserting at the end thereof the following:

          "and (ix) the documents governing the Vendor Financing Program."

          9. Section 10 of the Credit Agreement is hereby amended by deleting the definition of "Vendor Financing Program" appearing therein in its entirety and by inserting in lieu thereof the following new definition:

          "Vendor Financing Program" shall mean one or more vendor financial services programs between the Borrower and/or one or more of its Subsidiaries (including without limitation the Special Purpose VFP Subsidiary) and a financial institution pursuant to or in connection with which (x) (i) the Borrower and/or such Subsidiary effects Seeded Instrument Sales or otherwise sells instruments and the rights related thereto to such financial institution and (ii) such financial institution leases or sells the instruments so acquired to third party customers of the Borrower and/or such Subsidiary, (y) (i) the Borrower and/or one of its operating Subsidiaries sells or otherwise transfers instruments, accounts receivable related thereto and other accounts receivable related to consumable products or services of the Borrower or such Subsidiary to the Special Purpose VFP Subsidiary, (ii) the Special Purpose VFP Subsidiary effects Seeded Instrument Sales or otherwise sells instruments and the rights related thereto to a financial institution and (iii) such financial institution leases or sells the instruments so acquired to third party customers of the Borrower or its Subsidiaries, and/or (z) (i) the Borrower and/or such Subsidiary effects Seeded Instrument Sales or otherwise sells instruments and the rights related thereto to such financial institution,
     (ii) the Borrower and/or such Subsidiary sells or otherwise transfers accounts receivable related to instruments sold and other accounts receivable related to consumable products or services of the Borrower or such Subsidiary to the Special Purpose VFP Subsidiary, (iii) the Special Purpose VFP Subsidiary sells some or all of such accounts receivable to such financial institution and (iv) such financial institution leases or sells the instruments so acquired to third party customers of the Borrower or its Subsidiaries.

          10. Section 10 of the Credit Agreement is hereby amended by inserting therein in appropriate alphabetical order the following new definitions:

          "Special Purpose VFP Subsidiary" shall mean DBI Funding, Inc., a special purpose bankruptcy remote Subsidiary of the Borrower.

          "VFP Purchase Money Note" shall mean one or more purchase money notes issued by the Special Purpose VFP Subsidiary to the Borrower and/or one of its Subsidiaries pursuant to or in connection with the Vendor Financing Program.

II. Consents and Agreements.
    -----------------------

          1.  Notwithstanding anything to the contrary contained in Sections
7.11 and 8.16 of the Credit Agreement, in the Pledge Agreement or in the First Amendment, the Banks hereby agree that Holdings and its Subsidiaries shall not be required to pledge to the Pledgee under the Pledge Agreement the stock of any Foreign Subsidiary acquired pursuant to the Behring Acquisition and required to be pledged pursuant to the terms of the Pledge Agreement until April 30, 1998.

          2. The Banks hereby agree that (i) so long as the Special Purpose VFP Subsidiary is in compliance with Section 8.01(d) of the Credit Agreement, the Banks will not commence any involuntary case against the Special Purpose VFP Subsidiary under the Bankruptcy Code and (ii) notwithstanding the terms of any of the Security Documents, neither the Banks nor the Collateral Agent will attempt to exercise remedies with respect to, or otherwise assert any interest in, accounts receivable and other current assets held by the Special Purpose VFP Subsidiary in an aggregate amount equal to 120% of the outstanding recourse obligations permitted under Section 8.04(s) minus any cash collateral deposited with any third party securing such recourse obligations (including cash used to collateralize any letter of credit supporting such recourse obligations).

III. Miscellaneous Provisions.
     ------------------------

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Second Amendment Effective Date, both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when exe-cuted and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

          6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                              *          *          *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                    DADE BEHRING HOLDINGS, INC.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    DADE INTERNATIONAL INC.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    BANKERS TRUST COMPANY,
                                      Individually, as Agent
                                      and as Collateral Agent



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    THE BANK OF NOVA SCOTIA



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:

                                    BANK OF TOKYO-MITSUBISHI
                                      TRUST COMPANY



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    BANKBOSTON, N. A.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    GENERAL ELECTRIC CAPITAL
                                     CORPORATION



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    SANWA BUSINESS CREDIT



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:

                                    ABN AMRO BANK N.V., Chicago Branch



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    CREDIT AGRICOLE INDOSUEZ



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    OCTAGON CREDIT INVESTORS LOAN
                                      PORTFOLIO, a Unit of The Chase
                                      Manhattan Bank



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    CITIBANK, N.A.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:

                                    CRESCENT/MACH I PARTNERS, L.P.
                                      By TCW Asset Management Company,
                                      its Investment Manager



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    STRATA FUNDING LTD.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    CERES FINANCE LTD.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    AERIES FINANCE LTD.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    CAPTIVA FINANCE LTD.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:

                                    CAPTIVA II FINANCE LTD.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    CITY NATIONAL BANK



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    ROYALTON COMPANY,
                                     By Pacific Investment Management Company,
                                      as its Investment Advisor



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:

                                    FIRST NATIONAL BANK OF CHICAGO



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    FLOATING RATE PORTFOLIO
                                     By: Chancellor LGT - Senior Secured
                                           Management, Inc., as Attorney-in-Fact



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    KEYPORT LIFE INSURANCE COMPANY
                                     By: Chancellor LGT - Senior Secured
                                         Management, Inc., as Investment Advisor



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    DAI-ICHI KANGYO BANK LTD.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    PRIME INCOME TRUST



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:

                                    THE FUJI BANK, LIMITED



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    MERRILL LYNCH
                                    SENIOR FLOATING RATE FUND, INC.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    ML CBO IV (CAYMAN) LTD.
                                    c/o Senior Floating Rate Fund, Inc.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    NORTHWESTERN MUTUAL LIFE



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    PILGRIM AMERICA PRIME RATE TRUST



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:

                                    SAKURA BANK LTD.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    SOCIETE GENERALE



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    SOUTHERN PACIFIC THRIFT & LOAN
                                      ASSOCIATION



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                      INCOME TRUST



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    IMPERIAL BANK



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:

                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                     By: Merrill Lynch Asset Management L.P.,
                                         as Investment Advisor


                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    SENIOR HIGH INCOME PORTFOLIO, INC.



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title:



                                    MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
                                     By: Merrill Lynch Asset Management L.P.,
                                         as Investment advisor



                                    By /s/
                                       --------------------------------
                                       Name:
                                       Title: